UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 31, 2024
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of principal executive offices) (Zip Code)
(831) 274-6500
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 1, 2024, Fox Factory Holding Corp. (the “Company”) issued a press release containing the Company’s financial results for its second fiscal quarter ended June 28, 2024. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
The information furnished with Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 31, 2024, the Board of Directors of the Company approved and adopted the Second Amended and Restated Bylaws of the Company (as so amended and restated, the “Amended and Restated Bylaws”), which became effective upon such approval and adoption.
The amendments to the Amended and Restated Bylaws, among other things: (i) update and revise the definition of “Acting in Concert” such that a person will be deemed to be “Acting in Concert” with another person only if such person knowingly acts pursuant to an express agreement, arrangement or understanding with such other person toward a common goal relating to the management, governance or control of the Company; (ii) add a new Section 2.5(c)(iii) and revise Section 2.5(h) to update the procedural and informational requirements for director nominations submitted by stockholders to reflect the Securities and Exchange Commission’s adoption of “universal proxy” rules as set forth in Rule 14a-19 under the Exchange Act; (iii) revise Section 2.5(c)(iv) to remove “any other material relationships” from the scope of agreements, arrangements and understandings that must be disclosed between a proposed director nominee and a nominating stockholder; (iv) revise Section 2.5(c)(iv) to remove affiliates, associates and any other persons with whom a proposed director nominee is “Acting in Concert” from the list of parties with whom monetary agreements, arrangements and understandings must be disclosed; (v) revise Sections 2.6 and 2.7 to add and revise certain stockholder meeting mechanics regarding notices in the event of adjournment and preparation of stockholder lists based on recent amendments to the Delaware General Corporation Law (the “DGCL”); (vi) add a new Section 2.15 to clarify stockholder meeting notice procedures and conform such procedures to the requirements of the DGCL; and (vii) make other ministerial and technical changes.
The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Bylaws, which are attached as Exhibit 3.1 to this Current Report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of Fox Factory Holding Corp.
99.1	Press Release, dated August 1, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	August 1, 2024	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer